                                                               EXHIBIT 24(b)(5)a

                                                        FOR USE IN NEW YORK ONLY

(JOHN HANCOCK(R) LOGO)            Address: P.O. Box 55013, Boston, MA 02205-5013
JOHN HANCOCK ANNUITIES           Overnight mailing address: 601 Congress Street,
                                                            Boston MA 02210-2805
                                   Home Office: Valhalla, NY Phone: 800-551-2078
                                         Web Address: www.jhannuitiesnewyork.com


John Hancock Life Insurance Company of New York

Application for Venture(R) Freedom

Flexible Payment Deferred
Variable Annuity Applicatin

-    Payment or original exchange/transfer

     paperwork must accompany Application

-    Include any state required

     Replacement Forms

1.   PRODUCT (Please choose one)

     [ ] VENTURE FREEDOM                                   [ ] VENTURE FREEDOM WITH FULL ACCESS OPTION
         Asset Fee 0.99%                                       Asset Fee 1.49%

2.   ACCOUNT REGISTRATION

     APPLICATION SOLICITED IN THE STATE OF [ ] [ ]

     A.   NON-QUALIFIED (SELECT ONLY ONE OWNERSHIP TYPE)   B.   QUALIFIED (SELECT ONLY ONE PLAN TYPE)

     [ ] Individual   [ ] Trust          [ ] Corporation   [ ] Traditional IRA.   [ ] Inherited/Beneficiary IRA
     [ ] UGMA/UTMA    [ ] Charitable     [ ] Other             Tax year _______
                          Remainder                        [ ] Roth IRA.          [ ] 403(b) Non-ERISA
                          Trust                                Tax year _______
                                                           [ ] SEP IRA            [ ] 403(b) ERISA
                                                           [ ] SIMPLE IRA         [ ] Individual 401 (k)
                                                           [ ] Other

3.   PURCHASE PAYMENT (minimum $2,000 qualified; $5,000 non-qualified)

     PAYMENT OR ORIGINAL EXCHANGE/TRANSFER PAPERWORK MUST ACCOMPANY APPLICATION.

     A.   DIRECT PAYMENT/AMOUNT $_______________________   B. TRANSFER/ESTIMATED AMOUNT (include transfer paperwork)

     [ ] Check
         payable to John Hancock Life Insurance Company    [ ] Non-qualified 1035 Exchange $___________________
         of New York
                                                           [ ] Qualified Direct Transfer $_____________________
     [ ] Wire
         contact us for wiring instructions                [ ] Qualified Rollover from another carrier $____________

4.   OWNER   [ ] Male   [ ] Female   [ ] Trust/Entity      CO-OWNER   [ ] Male   [ ] Female   [ ] Trust/Entity

     ___________________________________________________   _________________________________________________________
     Owner's Name (First, Middle, Last or Name of          Co-owner's Name (First, Middle, Last or Name of
     Trust/Entity)                                         Trust/Entity) Mailing Address

     ___________________________________________________   _________________________________________________________
     Mailing Address (Provide residential address in       Mailing Address (Provide residential address in Section 9
     Section 9 if different)                               if different

     ___________________________________________________   _________________________________________________________
     City, State, Zip                                      City, State, Zip

     _____________ ____________   ______________________   _____________ ____________   ____________________________
     Date of Birth (mm dd yyyy)   Social Security/Tax      Date of Birth (mm dd yyyy)   Social Security/Tax
                                  Identification Number                                 Identification Number

     ___________________________________________________
     Client Brokerage Account Number

5.   ANNUITANT (if different than owner) [ ] Male          CO-ANNUITANT (if different than co-owner) [ ] Male
                                         [ ] Female                                                  [ ] Female

     ___________________________________________________   _________________________________________________________
     Annuitant's Name (First, Middle, Last or Name of      Co-annuitant's Name (First, Middle, Last or Name of
     Trust/Entity)                                         Trust/Entity)

     ___________________________________________________   _________________________________________________________
     Mailing Address (Provide residential address in       Mailing Address (Provide residential address in Section
     Section 9 if different)                               9 if different)

     ___________________________________________________   _________________________________________________________
     City, State, Zip                                      City, State, Zip

     _____________ ____________   ______________________   _____________ ____________   ____________________________
     Date of Birth (mm dd yyyy)   Social Security/Tax      Date of Birth (mm dd yyyy)   Social Security/Tax
                                  Identification Number                                 Identification Number

6. BENEFICIARY/IES (Total % of proceeds to primary beneficiaries must equal 100% and total % of proceeds to contingent beneficiaries must equal 100%)

     IF THERE ARE CO-OWNERS, THE SURVIVING OWNER IS THE PRIMARY BENEFICIARY. CONTINGENT BENEFICIARY(IES) RECEIVE PROCEEDS ONLY IF PRIMARY BENEFICIARY(IES) PRE-DECEASE THE OWNER. IF YOU WISH TO RESTRICT THE DEATH PAYMENT OPTIONS FOR YOUR BENEFICIARY(IES), PLEASE COMPLETE THE SEPARATE RESTRICTED BENEFICIARY FORM. IF YOU HAVE ADDITIONAL BENEFICIARIES, PLEASE USE THE REMARKS SECTION 9 TO CONTINUE.

      BENEFICIARY #1: [X] PRIMARY                          BENEFICIARY #2: [ ] PRIMARY [ ] CONTINGENT

      ____________% of proceeds [ ] Male [ ] Female        ____________% of proceeds [ ] Male [ ] Female
                                [ ] Trust/Entity                                     [ ] Trust/Entity

      __________________________________________________   _________________________________________________________
      Primary Beneficiary's Name (First, Middle, Last or   Primary Beneficiary's Name (First, Middle, Last or Name
      Name of Trust/Entity)                                of Trust/Entity)

      __________________________________________________   _________________________________________________________
      Relationship to Owner                                Relationship to Owner

      _____________ ____________   _____________________   _____________ ____________   ____________________________
      Date of Birth (mm dd yyyy)   Social Security/Tax     Date of Birth (mm dd yyyy)   Social Security/Tax
                                   Identification Number                                Identification Number

      BENEFICIARY #3: [ ] PRIMARY [ ] CONTINGENT           BENEFICIARY #4: [ ] PRIMARY [ ] CONTINGENT

      ____________% of proceeds [ ] Male [ ] Female        ____________% of proceeds [ ] Male [ ] Female
                                [ ] Trust/Entity                                     [ ] Trust/Entity

      __________________________________________________   _________________________________________________________
      Primary Beneficiary's Name (First, Middle, Last      Primary Beneficiary's Name (First, Middle, Last or Name
      or Name of Trust/Entity)                             of Trust/Entity)

      __________________________________________________   _________________________________________________________
      Relationship to Owner                                Relationship to Owner

      _____________ ____________   _____________________   _____________ ____________   ____________________________
      Date of Birth (mm dd yyyy)   Social Security/Tax     Date of Birth (mm dd yyyy)   Social Security/Tax
                                   Identification Number                                Identification Number

7.   Optional Death Benefits

     (AVAILABLE AT THE TIME OF APPLICATION AND CANNOT BE CANCELLED ONCE ELECTED. AGE RESTRICTIONS MAY APPLY.)

     [ ] ANNUAL STEP-UP DEATH BENEFIT

8.   OPTIONAL WITHDRAWAL BENEFITS

     (AVAILABLE AT THE TIME OF APPLICATION AND CANNOT BE CANCELLED ONCE ELECTED. AGE RESTRICTIONS MAY APPLY. INVESTMENT RESTRICTIONS APPLY. PLEASE SEE
     SECTION 10.)

     The benefit may have limited usefulness in connection with contracts funding tax-qualified programs because partial withdrawals made to satisfy minimum distributions rules in a manner or amount other than described in the rider and prospectus might result in a reduction in the benefit base in excess of the amount withdrawn. If you plan to exercise the benefit before or after your required minimum distribution beginning date under the specific contract, consider whether the benefit is appropriate for your circumstances. You should consult your tax advisor.

     PLEASE CHOOSE ONLY ONE RIDER:

     INCOME PLUS FOR LIFE   PRINCIPAL PLUS FOR LIFEPLUS AUTOMATIC ANNUAL STEP-UPS   PRINCIPAL PLUS FOR LIFE CLASSIC
     [ ] Single Life        [ ] Single Life                                         [ ] Single Life

9.   REMARKS

10.  INITIAL INVESTMENT ALLOCATIONS

USE THIS SECTION ONLY IF YOU ELECT AN OPTIONAL WITHDRAWAL BENEFIT IN SECTION 8.

     MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LTD

__________% LIFESTYLE GROWTH   __________% LIFESTYLE BALANCED   __________% LIFESTYLE MODERATE   __________% LIFESTYLE CONSERVATIVE
            80% Stocks                     60% Stocks                       40% Stocks                       20% Stocks
            20% Bonds                      40% Bonds                        60% Bonds                        80% Bonds

     VARIABLE PORTFOLIOS

__________% AMERICAN FUNDS   __________% MFC GIM(1) FRANKLIN  __________% MFC GIM(1)
            AMERICAN ASSET               TEMPLETON FOUNDING               MONEY MARKET
            ALLOCATION                   ALLOCATION

     DOLLAR COST AVERAGING FUNDS

__________%6 month DCA (Must also complete section 10)

__________%12 month DCA (Must also complete section 10)

       100% TOTAL

OR   CHOOSE ONE ASSET ALLOCATION MODEL*

     [ ]  100% SELECT MODEL

          25% Value & Restructuring

          25% American Growth

          10% International Opportunities

          10% International Value

          15% Strategic Bond

          15% Global Bond

* If any Optional Withdrawal Benefit rider is elected, (a) I understand that if I allocate in accordance with the Asset Allocation Model, now or in the future, my variable contract value must be rebalanced quarterly and (b) I hereby authorize the Company to automatically rebalance my variable contract value on a quarterly basis, on the last business day of the calendar quarter, whenever my contract value is invested in accordance with the Asset Allocation Model.

     IF YOU ELECT TO DOLLAR COST AVERAGE, COMPLETE SECTION 11. IF YOU DO NOT ELECT TO DOLLAR COST AVERAGE, SKIP TO SECTION 14.

(1)  MFC Global Investment Management (U.S.A.) Limited

11. OPTIONAL DOLLAR COST AVERAGING Complete this section if you wish to Dollar Cost Average. Dollar Cost Averaging is an optional program which involves the systematic transfer of specific dollar amounts each month from a Source Fund to one or more Variable portfolios. If no start date is indicated below, automatic transfers start 30 days after your contract's inception and continue until the Source fund is depleted. If the Transfer date is a weekend or holiday, the transfer will occur on the next business day. START DATE:_______ _______ ________
                (mm dd yyyy)

SOURCE FUND                                      DESTINATION FUND(S) AND % TO ALLOCATE (must equal 100%)
-----------                                      -------------------------------------------------------
[ ] 6 month DCA Fund    [ ] 12 month DCA Fund    ________________________________   _________%
                                                 Fund Name/Model
[ ] Money Market Fund   [ ] Other Source Fund    ________________________________   _________%
                                                 Fund Name/Model
                                                 ________________________________   _________%
If Money Market or Other Source Fund             Fund Name/Model
elected, indicate amount to be transferred       ________________________________   _________%
each month $____________                         Fund Name/Model

                                                 If you elected an Optional Withdrawal
                                                 Benefit, Destination Funds must be from the investment
                                                 options listed in Section 10.

12.  INITIAL INVESTMENT ALLOCATIONS

     USE THIS SECTION ONLY IF YOU DID NOT ELECT AN OPTIONAL WITHDRAWAL BENEFIT IN SECTION 8.

              MFC GLOBAL INVESTMENT
              MANAGEMENT (U.S.A.) LTD
     ________%Lifestyle Growth
     ________%Lifestyle Balanced
     ________%Lifestyle Moderate
     ________%Lifestyle Conservative

              VARIABLE PORTFOLIOS
     ________%Marsico International Opportunities
     ________%Templeton(R) International Value
     ________%American Funds American Growth
     ________%American Funds American Asset Allocation
     ________%MFC GIM(1) Franklin Templeton Founding Allocation
     ________%WAMCO Strategic Bond
     ________%PIMCO Global Bond
     ________%MFC GIM(1) Money Market
     ________%US Trust Value & Restructuring

              DOLLAR COST AVERAGING FUNDS
     ________%6 month DCA (must also complete section 13)
     ________%12 month DCA (must also complete section 13)

               FIXED ACCOUNTS
     _________%1 Year Fixed not currently available
               NO1YRFXD03

           100%TOTAL

IF YOU ELECT TO DOLLAR COST AVERAGE, COMPLETE SECTION 13.
IF YOU DO NOT ELECT TO DOLLAR COST AVERAGE, SKIP TO SECTION 14.

(1)  MFC Global Investment Management (U.S.A.) Limited

13. OPTIONAL DOLLAR COST AVERAGING Complete this section if you wish to Dollar Cost Average. Dollar Cost Averaging is an optional program which involves the systematic transfer of specific dollar amounts each month from a Source Fund to one or more Variable portfolios. If no start date is indicated below, automatic transfers start 30 days after your contract's inception and continue until the Source fund is depleted. If the Transfer date is a weekend or holiday, the transfer will occur on the next business day. START DATE:_______ _______ ________
                (mm dd yyyy)

SOURCE FUND                                      DESTINATION FUND(S) AND % TO ALLOCATE (must equal 100%)
-----------                                      -------------------------------------------------------
[ ] 6 month DCA Fund    [ ] 12 month DCA Fund    ________________________________   _________%
                                                 Fund Name/Model
[ ] Money Market Fund   [ ] Other Source Fund    ________________________________   _________%
                                                 Fund Name/Model
                                                 ________________________________   _________%
If Money Market or Other Source Fund             Fund Name/Model
elected, indicate amount to be transferred       ________________________________   _________%
each month $____________                         Fund Name/Model

14.  AUTOMATIC REBALANCING*                                       ACCEPT DECLINE
                                                                   [ ]     [X]
     If marked, the Contract Value, excluding amounts in the        Owner MUST
     fixed account investment options, will be automatically        mark or the
     rebalanced as indicated by variable Investment Allocations    default will
     elected in either Section 10 or 12 of the application,         be selected
     unless subsequently changed. If an Asset Allocation Model is selected in Section 10, Automatic Rebalancing should not be elected here. Initial Payment must be allocated to at least 2 variable investment options in order to participate in Automatic Rebalancing.

     If a policyholder elects to participate in Automatic Rebalancing, the total value of the variable portfolios must be included in the program. Therefore, fund exchanges and subsequent payments received and applied to portfolios in percentages different from the current rebalancing allocation will be rebalanced at the next date of rebalancing unless the subsequent payments are allocated to the fixed account investment options. Automatic Rebalancing is not available if you are participating in a Dollar Cost Averaging program from a Variable Portfolio.

     Rebalancing will occur on the 25th of the month (or next business day); please indicate frequency. If no frequency is indicated, then Automatic Rebalancing will occur Quarterly:

     [ ] Quarterly   [ ] Semi-Annually (June & December) [ ] Annually (December)

15.  ACKNOWLEDGMENTS/SIGNATURES

     STATEMENT OF APPLICANT: I/We agree that the Contract I/We have applied for shall not take effect until the later of: (1) the issuance of the Contract, or (2) receipt by the Company at its Annuity Service Office of the first payment required under the Contract. The information herein is true and complete to the best of my/our knowledge and belief and is correctly recorded. I/We agree to be bound by the representations made in this application and acknowledge the receipt of an effective Prospectus describing the Contract applied for. The Contract I/we have applied for is suitable for my/our insurance investment objectives, financial situations, and needs.

     [ ] YES   [ ] NO Does the annuitant or applicant(s) have any existing annuity or insurance policies?
     [ ] YES   [ ] NO Will the purchase of this annuity replace or change any other insurance or annuity?

                    IF YOU ANSWERED "YES" TO EITHER QUESTION, PLEASE COMPLETE BELOW AND ATTACH TRANSFER PAPERWORK AND ANY NECESSARY STATE REPLACEMENT FORMS:

------------------------------------------------
Issuing Company                 Contract Number   [ ] Annuity [ ] Life Insurance

------------------------------------------------
Issuing Company                 Contract Number   [ ] Annuity [ ] Life Insurance

I/WE UNDERSTAND THAT UNLESS I/WE ELECT OTHERWISE, THE MATURITY DATE WILL BE THE LATER OF THE FIRST OF THE MONTH FOLLOWING THE ANNUITANT'S 90TH BIRTHDAY, OR 10 YEARS FROM THE CONTRACT DATE (IRAS AND CERTAIN QUALIFIED RETIREMENT PLANS MAY REQUIRE DISTRIBUTIONS TO BEGIN BY AGE 70 1/2). ALTERNATE MATURITY
DATE _______________________

I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS AND UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THE CONTRACT APPLIED FOR, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE INVESTMENT OPTIONS ARE VARIABLE AND ARE NOT GUARANTEED AS A TO FIXED DOLLAR AMOUNT.

I HAVE READ THE APPLICABLE FRAUD STATEMENT CONTAINED IN THE STATE DISCLOSURES SECTION.

I CERTIFY MY STATUS AS A CITIZEN OF THE UNITED STATES OF AMERICA OR A RESIDENT ALIEN OF THE UNITED STATES OF AMERICA.


X
----------------------------------   --------------------   ------  -----  -----
Signature of Owner                   City, State            Date (mm dd yyyy)


X
----------------------------------
Signature of Co-owner (if any)


X
----------------------------------   ----------------------
Signature of Annuitant               City, State


X
----------------------------------
Signature of Co-annuitant (if any)

16.  AGENT INFORMATION

     A.   AGENT CERTIFICATION

     [ ] YES [ ] NO Does the annuitant or applicant have existing individual life insurance policies or annuity contracts?
     [ ] YES [ ] NO Will this contract replace or change any existing life insurance or annuity in this or any other company?

     B. OPTION (If left blank, option will default to your firm's Selling Agreement)

     [ ] Option B [ ] Option C

     C.   AGENT INFORMATION



     X
     ---------------------------------   ------------------------------------   ---------------------
     Signature of Agent #1                 Printed Name of Agent                Percentage %

     ---------------------------------   -------------------------   --------------------------------
     State License I.D.                  Broker/Dealer Rep Number    Social Security Number

     -------------------------------------------------------------   --------------------------------
     Broker/Dealer Firm                                              Agent's Telephone Number


     X
     ---------------------------------   ------------------------------------   --------------------
     Signature of Agent #2               Printed Name of Agent                  Percentage %

     ---------------------------------   -------------------------   -------------------------------
     State License I.D.                  Broker/Dealer Rep Number    Social Security Number

     -------------------------------------------------------------   -------------------------------
     Broker/Dealer Firm                                              Agent's Telephone Number

*    Unless subsequently changed in accordance with terms of Contract issued.